UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              _____________________

                                    FORM 8-K
                              _____________________


                                 CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2004


                          IN STORE MEDIA SYSTEMS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)


      000-28515                                            84-1249735
      ---------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)



       The Gardens on El Paseo
       73595 El Paseo Suite2204
           Palm Desert, CA                                  92261
(Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (760) 674-9696

Item 8.01  Other Events and Regulation FD Disclosure.

         The Company has been unable to complete and file its most recent quarterly reports on Form 10-QSB and Annual Reports on Form 10-KSB as a result of its bankruptcy filing in November 2002. The Company is electing to voluntarily file the monthly reports delivered to the Bankruptcy Trustee , including monthly financial statements. These financial statements are not audited and have not been reviewed or compiled by independent auditors, and therefore may not be prepared in accordance with generally accepted accounting principles. However, the management of the Company believes that the financial statements accurately reflect the financial condition of the Company.

Item 9.01  Financial Statements and Exhibits.

         99.1     Monthly Financial Report to the U.S. Trustee for the
                  Period: November 1, 2004 to November 30, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2004


IN STORE MEDIA SYSTEMS, INC.

By: /s/ Eric Spangenberg
  -------------------------
Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number    Description
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99.1              Monthly Financial Report to U.S. Trustee for the Period:
                  November 1, 2004 to November 30, 2004

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